Supplement dated March 4, 2025
to the Prospectus and Summary Prospectus, each as supplemented, as applicable, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Multi-Manager Small Cap Equity Strategies Fund (the Fund)	1/1/25
Matthew Cohen, Co-Portfolio Manager on the J.P. Morgan Investment Management Inc. (J. P. Morgan) sleeve of the Fund, previously announced his retirement from J. P. Morgan.  Effective March 4, 2025, all references to Matthew Cohen will be removed from the Summary Prospectus and Prospectus.
Shareholders should retain this Supplement for future reference.
SUP102_08_015_(03/25)